Exhibit 99.1

For Release: July 30, 2007
Contact: Lisa Razo
(802) 865-1838

Merchants Bancshares, Inc. Announces 2007 Second Quarter Results

SOUTH BURLINGTON, VT -Merchants Bancshares, Inc. (NASDAQ: MBVT), the parent company of Merchants Bank, today announced net income of $2.70 million, or diluted earnings per share of 44 cents, for the quarter ended June 30, 2007. This compares with net income of $2.67 million, or diluted earnings per share of 42 cents, for the quarter ended June 30, 2006. The return on average assets was 0.97% and the return on average equity was 15.33% for the second quarter of 2007, compared to 0.96% and 16.62%, respectively, for the second quarter of 2006. Merchants declared a dividend on July 19, 2007, of 28 cents per share payable August 16, 2007, to shareholders of record as of August 2, 2007. For more information on the quarter, please refer to Merchants' Form 10-Q, which will be filed on or about July 30, 2007, and will be available on the SEC website at www.sec.gov.

Mr. Michael Tuttle, Merchants' President and Chief Executive Officer; and Ms. Janet Spitler, Merchants' Chief Financial Officer, will host a conference call to discuss these earnings results at 9:30 a.m. Eastern Time on Wednesday, August 1, 2007. Interested parties may participate in the conference call by dialing (800) 230-1085; the title of the call is Earnings Release Conference Call for Merchants Bancshares, Inc. Participants are asked to call a few minutes prior to register. A replay will be available until noon on Wednesday, August 8, 2007. The U.S. replay dial-in telephone number is (800) 475-6701. The international replay telephone number is (320) 365-3844. The replay access code for both replay telephone numbers is 859451.

The continuing mission of Merchants Bank is to provide Vermonters with a state-wide community bank that blends a strong technology platform with a genuine appreciation for local markets. It fulfills this commitment through a branch-based system that includes 36 community bank offices and 43 ATMs throughout Vermont, Personal Bankers dedicated to top-quality customer service, and streamlined products: FreedomLYNX® Banking, which consists of Free Checking for Life®, a low-cost Money Market Account, Free Online Banking and Bill Pay, Overdraft Coverage, Direct Deposit, Free Debit Card and Free Automated Phone Banking; TimeLYNX® Flexible Certificates of Deposit; AutoLYNXSM Vehicle Loans; HomeLYNX® Home Equity Loans and Lines of Credit; RealLYNX® Residential Mortgages; CommerceLYNX® Business Banking; and Q-LYNX Quick Decision Business Loans. For more information about Merchants Bank, visit mbvt.com. Member FDIC. Equal Housing Lender. Merchants' stock is traded on the NASDAQ National Market system under the symbol MBVT.

Some of the statements contained in this press release constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements reflect Merchants' current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause Merchants' actual results to differ significantly from those expressed in any forward-looking statement. Forward-looking statements should not be relied on since they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Merchants' control and which could materially affect actual results. The factors that could cause actual results to differ materially from current expectations include changes in general economic conditions in Vermont, changes in interest rates, changes in competitive product and pricing

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pressures among financial institutions within Merchants' markets, and changes in the financial condition of Merchants' borrowers. The forward-looking statements contained herein represent Merchants' judgment as of the date of this report, and Merchants cautions readers not to place undue reliance on such statements. For further information, please refer to Merchants' reports filed with the Securities and Exchange Commission.

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Merchants Bancshares, Inc.
Financial Highlights
(In thousands except share and per share data)

	06/30/07	12/31/06	06/30/06	12/31/05

Balance Sheets - Period End
Total assets	$1,110,335	$1,136,958	$1,119,474	$1,075,236
Loans	724,155	689,283	650,431	605,926
Allowance for loan losses ("ALL")	7,184	6,911	6,688	7,083
Net loans	716,971	682,372	643,743	598,843
Securities available for sale	296,374	333,958	386,755	382,797
Securities held to maturity	4,763	5,615	6,526	7,663
Federal funds sold, securities purchased under agreements
to resell, and interest bearing deposits with banks	20,500	42,000	--	--
Other assets	71,727	73,013	82,450	85,933
Deposits	873,369	877,352	885,277	854,576
Securities sold under agreement to repurchase and
other short-term borrowings	75,928	90,547	70,824	52,988
Securities sold under agreement to repurchase-long term	20,000	20,000	20,000	20,000
Other long-term debt	46,575	53,863	53,394	55,764
Junior subordinated debentures issued to
unconsolidated subsidiary trust	20,619	20,619	20,619	20,619
Other liabilities	4,344	4,880	5,423	4,892
Shareholders' equity	69,500	69,697	63,937	66,397
Balance Sheets - Quarter-to-Date Averages
Total assets	$1,115,221	$1,130,370	$1,115,465	$1,059,923
Loans	703,982	685,284	639,655	598,159
Allowance for loan losses	7,093	6,882	6,669	7,101
Net loans	696,889	678,402	632,986	591,058
Securities available for sale	307,710	346,532	399,484	379,475
Securities held to maturity	5,424	5,615	6,952	7,663
Federal funds sold, securities purchased under agreements
to resell, and interest bearing deposits with banks	38,066	26,815	121	58
Other assets	67,132	73,006	75,922	81,669
Deposits	873,568	864,966	853,132	854,591
Securities sold under agreement to repurchase and
other short-term borrowings	78,098	92,779	94,737	50,741
Securities sold under agreement to repurchase-long term	20,000	20,000	20,000	851
Other long-term debt	46,897	55,778	55,054	59,365
Junior subordinated debentures issued to
unconsolidated subsidiary trust	20,619	20,619	20,619	20,619
Other liabilities	5,666	6,710	7,641	9,249
Shareholders' Equity	70,373	69,518	64,282	64,507
Interest earning assets	1,060,296	1,070,107	1,055,129	994,251
Interest bearing liabilities	918,836	930,485	926,823	863,077
Ratios and Supplemental Information - Period End
Book value per share	$11.93	$11.87	$10.74	$11.11
Book value per share (1)	$11.32	$11.25	$10.21	$10.55
Tier I leverage ratio	8.41%	8.24%	8.21%	8.54%
Period end common shares outstanding	6,140,561	6,196,328	6,260,991	6,290,889
Credit Quality - Period End	$3,181	$2,698	$1,866	$2,364
Nonperforming loans ("NPLs")	3,181	2,956	2,178	2,364
Nonperforming assets ("NPAs")	0.44%	0.39%	0.29%	0.39%
NPLs as a percent of total loans	0.29%	0.26%	0.19%	0.22%
NPAs as a percent of total assets	226%	256%	358%	300%
ALL as a percent of NPLs	0.99%	1.00%	1.03%	1.17%
ALL as a percent of total loans

(1)	This book value includes 317,256, 323,038, 309,723 and 314,602 Rabbi Trust shares for the periods noted above, respectively.

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Merchants Bancshares, Inc.
Financial Highlights
(In thousands except share and per share data)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006

Operating Results
Interest income
Interest and fees on loans	$11,744	$10,633	$23,209	$20,538
Interest and dividends on investments	4,245	4,646	8,840	9,276
Total interest income	15,989	15,279	32,049	29,814
Interest expense
Deposits	4,443	3,509	8,891	6,602
Short-term borrowings	836	1,146	1,764	1,958
Long-term debt	1,143	1,168	2,313	2,169
Total interest expense	6,422	5,823	12,968	10,729
Net interest income	9,567	9,456	19,081	19,085
Provision for credit losses	150	--	150	--
Net interest income after provision for credit losses	9,417	9,456	18,931	19,085
Noninterest income
Trust Company income	472	434	959	892
Service charges on deposits	1,175	1,234	2,266	2,347
Loss on sale of investments, net	--	--	(37)	--
Equity in losses of real estate limited partnerships	(422)	(424)	(844)	(847)
Other noninterest income	914	813	1,666	1,531
Total noninterest income	2,139	2,057	4,010	3,923
Noninterest expense
Salaries and employee benefits	3,867	4,058	7,803	8,126
Occupancy and equipment expenses	1,514	1,518	3,028	3,016
Legal and professional fees	589	578	1,235	1,115
Marketing expenses	335	359	619	699
Other noninterest expense	1,734	1,527	3,353	3,026
Total noninterest expense	8,039	8,040	16,038	15,982
Income before income taxes	3,517	3,473	6,903	7,026
Income taxes	821	802	1,590	1,633
Net income	$ 2,696	$ 2,671	$ 5,313	$ 5,393
Ratios and Supplemental Information
Weighted average common shares outstanding	6,172,110	6,289,468	6,179,755	6,295,759
Weighted average diluted shares outstanding	6,187,530	6,315,204	6,195,175	6,321,584
Basic earnings per common share	$ 0.44	$ 0.42	$ 0.86	$ 0.85
Diluted earnings per common share	0.44	0.42	0.86	0.85
Return on average assets	0.97%	0.96%	0.95%	0.98%
Return on average shareholders' equity	15.33%	16.62%	15.19%	16.55%
Net interest rate spread	3.25%	3.29%	3.25%	3.42%
Net interest margin	3.63%	3.60%	3.61%	3.71%
Efficiency ratio (1)	61.26%	64.51%	63.12%	64.14%

(1)

The efficiency ratio excludes amortization of intangibles, equity in losses of real estate limited partnerships, OREO expenses, gain/loss on sales of securities, state franchise taxes, and any significant nonrecurring items.

Note:	As of June 30, 2007, the Bank had off-balance sheet liabilities in the form of standby letters of credit to customers in the amount of $6.06 million.

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